As filed with the U.S. Securities and Exchange Commission on 1/8/2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22870

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

Annual Report

October 31, 2017

Stone Ridge Reinsurance Risk Premium Interval Fund

Shareholder Letter

The training of an instinct, of a truly fresh way of looking at the world, demands a kind of calm.

- Joshua Ramo, The Seventh Sense

December 2017

Dear Fellow Shareholder:

Stone Ridge launched its first funds five years ago. In the interim, we’ve become a global firm providing efficient access to a wide variety of uncorrelated risks, with responsibility for $14 billion of our investors’ life savings. One particularly wonderful aspect of the journey thus far: our footprints are indistinguishable from your footprints. We’re traveling together.

Together, we have explored Reinsurance, the Variance Risk Premium (VRP), and Alternative Lending. Together, we have changed the breadth of tools available for constructing portfolios and created a home for those seeking to innovate in finance. Together, we have breathed new life into certain investment structures originally conceived of by US regulators decades ago – and barely used until we dusted them off in 2013. Together, we have formed the Stone Ridge network of forward-thinking RIAs. Together, we are just getting started.

THE REAL POWER OF COMPOUNDING

If a high-priced management consultant analyzed our firm, I’m sure he’d tell us that we’re doing it all wrong. Looking externally, he’d tell us we should have a far more diversified client base, our products should be on every possible distribution platform, and we should do lots of press and advertising. Looking internally, he’d tell us we should have co-heads for every department, we should cull the bottom 5% of staff every year, and we should have a written succession plan for every employee. I count six too many “should’s”. We do none of those things. What the consultant would be missing is that when it comes to relationships, the power of compounding is far more potent than the power of diversification.

Think about the most important relationships in your life. They are almost certainly the ones that are the longest. Your parents, your spouse, your children, perhaps a couple of very old friends? Those relationships have benefitted the most from the power of compounding. The best shot Stone Ridge has to really matter to you – to be a true partner, not a vendor – is by practicing an extreme form of continuity. That’s why our RIA investors always see the same folks from Stone Ridge showing up in their offices, that’s why they see us a lot, and that’s why we don’t seek more diversification in our investor relationships. I’ll take compounding every time.

Viewed through that lens, perhaps it’s obvious why a key design principle of Stone Ridge since inception has been to have a smaller number of large relationships. This principle applies internally – let’s have a smaller number of phenomenally talented people, with virtually zero turnover. And it applies externally – let’s have a smaller number of large, forward thinking investors, who invest across the spectrum of Stone Ridge strategies. Indeed, 86% of the RIA firms we work with invest in multiple Stone Ridge funds, and in our last two product launches – $1.3 billion (18 months ago) and $2 billion (8 months ago), respectively – 100% of the firms at launch were existing Stone Ridge investors. We didn’t share those opportunities with any firm that wasn’t already an investor, and the trading profit for those products combined has been $610 million.

This compounding principle also applies to our partnerships with reinsurers. Many cynical industry participants assumed that in a hard market, reinsurers would share less risk with us and keep more of the

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Shareholder Letter

higher-yielding business for themselves. Exactly the opposite has occurred. After a $100+ billion loss year for the industry, globally leading reinsurers – our core partners that we have been working with for years – made Stone Ridge their first post-event call.

While we hoped for and expected this behavior, post-event reactions were untested. That’s no longer true. Most important, our ecosystem of investors, reinsurers, and Stone Ridge funds proved to be Antifragile – the ultimate hedge against disasters. The bottom line is that the best of the reinsurance industry continues to grow with Stone Ridge, strategically leveraging our capital to extend their own lead in the market.

INTIMACY, INNOVATION, AND SERVICE

Given the extreme version of relationship continuity we practice, the resulting level of intimacy inside our firm gives us the freedom to innovate. Stone Ridge is comprised of makers and inventors. We’re ceaseless tinkerers, infected with ceaseless optimism. Our view of the world is unconcerned with things as they are – we focus on things as they might be, as they ought to be. Though each of our product launches have been “first of its kind” in the ’40 Act, we take no satisfaction in our firm being admired as creative. We just want to be left alone to actually be creative.

Our moat is our simplicity, dug deeper by our insight that charisma is as overrated as patience is underrated. I like things that take a long time.

Stone Ridge is also powered differently. We don’t build products just to sell them. Instead, we sell so we can build. The creative process is its own reward. The purity in our “sell to build, don’t build to sell” ethos inspires and untethers us. It’s extraordinarily attractive to be around. In many ways, it’s addictive.

We point our creativity towards product development, in service of our investors and our communities. In doing so, we serve our country and the broader world, the ultimate in socially responsible investing. Our Reinsurance funds enabled $1 billion to flow to the victims of the California wildfires, and Hurricanes Harvey/Irma/Maria, in their darkest hour. And every day, our Alternative Lending fund, LENDX, provides a nudge to economic growth in local neighborhoods across the United States. Finance is a powerful force for good.

AMERICA AND LENDX

Our country is blessed with limitless natural resources, giant oceans protecting us on the left and right, and friendly neighbors to the north and south. We’ve got a military that any other country would trade for theirs, a political class constrained by an ingenious system of checks and balances, and a built-in self-correcting mechanism of free elections.

Two hundred forty years later, it is easy to forget how uniquely successful the American experiment has been. One powerful cause of this success: America allows people to bet on themselves. No one is guaranteed success, but in America we can all try. And try again. And try again.

Credit represents a powerful accelerant for those who want to bet on themselves. However, our current credit system is easily accessible and efficient only for subprime borrowers and very large borrowers. In contrast, small loans to prime and super-prime consumers, and especially to small businesses, are highly inefficient, too expensive, and often simply unavailable. This aspect of the credit formation process is largely broken, an unnecessary limiter to our country’s economic potential.

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Shareholder Letter

A recent Federal Reserve study1 of more than 10,000 small businesses across all 50 states revealed that “credit available for expansion” is the top financial challenge for business owners, and a staggering 59% use a credit card as their only source of borrowing. A related study by Paynet2 showed that a typical small business underwriting process requires 28 separate tasks, 100 hours of work, and takes four to eight weeks, at an average cost of $6,555 per application. What if the small business only wants to borrow $5,000? Or $10,000?

LENDX is part of the solution. Since its inception in June 2016, LENDX has purchased 410,009 loans, $7 billion in all, and supported 77,749 small businesses. An incredible 92% of our small business loans have been under $10,000. These are loans to your local ice cream parlor, your local barber shop, your local gas station. Given the $6,555 average cost of loan origination via banks, it’s clear that these loans would simply not have been possible without you and LENDX.

Imagine if each of those 77,749 small businesses hired just one extra person? Maybe you even know that person. Maybe you are that person. How much does that add to your local economy, to your local neighborhood, to the fabric of your daily life?

In the context of asset allocation, the vast majority of our investors use LENDX as a substitute for traditional fixed income, which today suffers from a potentially toxic combination of low yield and high duration. LENDX is the opposite: high yield and low duration. Since inception, LENDX has materially outperformed the Barclays Aggregate benchmark, with no correlation.

And while LENDX has delivered, we’re just warming up. In this asset class, unlike most, size is not the enemy of performance. Towards the end of 2017, the fund’s size allowed us to significantly lower our already market leading borrowing costs and further reduce servicing fees from certain platforms we selected. We’ve also started accepting material investments into LENDX from some of the largest (re)insurance companies in the world – all partners in our reinsurance franchise – because as one (re)insurance CEO remarked to me, “We’re not built for zero interest rates.” No one is.

A NEW 60/40?

Since the financial crisis low in March 2009, the 60/40 portfolio has been remarkably, at times preposterously, and certainly unsustainably, good. To be precise, during this time period of almost 8 years, 60/40 has delivered annualized excess returns of 12.7%, annualized volatility of 6.9%, and a Sharpe Ratio of 1.8. To put this in perspective, the 90-year average for 60/40 is 5.0% annualized excess returns, with 12.0% annualized volatility, and a Sharpe Ratio of 0.4. So compared to the long-term average, post-crisis 60/40 has enjoyed 2.5x the annualized excess return, about 40% less volatility, and more than 4.5x the Sharpe Ratio. Wow. It’s not supposed to be this easy to make money.

Try the following thought experiment: holding volatility constant at the long-term average, what would annualized excess returns have to be over the next 10 and 20 years, for the post-crisis Sharpe Ratio to be equal to the long term average?

The answer: negative 2.6% annualized return for the next 10 years, and positive 1.2% annualized return for the next 20 years. Another “Wow.” Imagine making essentially no money on your investments for the next 10 or 20 years. No, really, stop and think about it for a moment. What would that mean for you?

Virtually no one today is thinking that a “lost decade or two” of returns is possible. Let’s be clear: it may not occur, but it certainly is possible. Just like the (re)insurance industry is not built for zero interest rates,

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Shareholder Letter

today the world at large is not prepared for no returns to 60/40 for the next 10-20 years. Whether it’s pension funds, 401ks, or any individual investor’s retirement goals, extended periods of no returns are blissfully ignored in most everyone’s underwriting model.

So what to do? The good news is that markets have anticipated this challenge and a second wave of financial innovation is underway. The first wave “democratized investments” by making it possible for large numbers of investors to access the equity and bond markets via lower cost mutual funds and Exchange Traded Funds (ETFs). The second wave involves “democratizing balance sheets”, uncovering a much broader array of risks arising from financial intermediation – by banks, (re)insurance companies, and market makers – and making them available in cost-efficient structures.

In this second wave, we shift risk holding from a tiny number of gigantic balance sheets to a gigantic number of tiny balance sheets. We unlock profitable business lines historically buried within financial institutions. We de-risk the financial system. And we empower investors to access valuable P&L streams that can diversify 60/40. The alternative risk premiums Stone Ridge currently provides are just the start.

PRINCIPALS VS. AGENTS

To actually break free from 60/40, investors will need to find new managers that can provide both sufficient diversification to protect their wealth and sufficient return potential to grow their wealth. As part of new manager diligence, investors will need to ask different questions. Better questions. In fact, the quality of investor questions will determine the quality of investor performance.

Again, good news. Here is a necessary and sufficient set of diligence questions for managers:

Are the Portfolio Managers (PMs) and all employees required to invest in the funds? Do they pay full fees? Do the Independent Trustees of the Fund Board take all of their compensation in fund shares? Does the manager strictly limit when investors can purchase shares? Has the manager ever returned capital to investors?

If investors ask these questions, they never even have to meet with managers. If the answers are all yes, you are aligned. If not, be careful. The advice I have for manager selection is the same advice I have for my teenage daughter about teenage boy selection: ignore everything they say and only pay attention to what they do.

At Stone Ridge, we are principals, not agents. All PMs, indeed all employees, are required to invest in all strategies at full fees. Our Board elects to take 100% of their compensation in fund shares, not cash. We strictly limit when investors can give us money. All of this has been true since the firm began. And at the end of 2016, we returned $300 million of capital to investors when we determined that one of our funds was about to get too big, relative to the opportunity set.

Health warning: what we do is very risky. Do not get lulled into a false sense of security when looking at the consistency of our past results. In future years, there will be tragic earthquakes and hurricanes causing industry losses far worse than those this year. There will be market crashes and credit crises.

However, we’re unafraid to lead by example. The firm and employees together have over $400 million directly invested in our own funds. We’re proud of this alignment with our investors. It’s possible to go forward with no 60/40 at all. It may even be necessary.

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Shareholder Letter

OUR PARTNERSHIP

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2018.

Sincerely,

Ross Stevens

Founder, CEO

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Shareholder Letter

1	Federal Reserve Bank of New York, 2016 Small Business Credit Survey (April 2017).

2	Paynet, “Rediscovering C&I Lending in 2017”.

Return on Equity (ROE): a measure of a corporations profitability.

Sharpe Ratio: a portfolio’s excess return divided by its volatility.

RIA: stands for “Registered Investment Advisor”

60/40: stands for a portfolio comprised of 60% stocks and 40% bonds

P&L: stands for “profit and loss”

The Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. It is not possible to invest in an index.

RISK DISCLOSURES

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX”), the Stone Ridge Post-Event Reinsurance Fund (“SRPEX” and, together with the High Yield Reinsurance Fund and SRRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Emerging Markets VRP Fund”), the Stone Ridge International Variance Risk Premium Master Fund (the “International VRP Master Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the Emerging Markets VRP Fund, and the International VRP Master Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”).

The Portfolios consist of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Markets Portfolio (collectively, the “Portfolios”, and each a “Portfolio”).

The Funds and the Portfolios are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or the Portfolio in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks, as does all investing. Principal loss is possible.

Derivatives are financial contracts the value of which depends on, or is derived from, the underlying security or other reference asset. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund. A Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying investments involves the risk that, if the volatility of the underlying investments is greater than expected, the Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events.

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Shareholder Letter

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in a Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing a Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument. Commodities interest trading involves substantial risk of loss.

Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct. When a call option is exercised, potential losses on written covered call options can be equal to the appreciation of the underlying security in excess of the option exercise price. When a put option is exercised, a Fund may be required to take delivery of an underlying instrument that it does not want to have in its portfolio, while paying a price for that security in excess of its current market price, or to make a cash payment equal to any depreciation in the value of the underlying instrument below the strike price of the put option. Accordingly, the potential losses from writing options can be substantial.

The value of equity instruments to which a Fund is exposed may fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.

The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The industry uses the models of two independent risk modeling firms, RMS and AIR. Some firms may use their own internal, proprietary risk models in addition to RMS and AIR models. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Every cat bond and quota share trade comes with a set of risk analytics and statistics. Cat bonds are all modeled by either RMS or AIR and the full set of risk statistics are provided in the offering circular. Quota shares are all modeled by RMS, AIR and/or the sponsor, and all the risk statistics are also provided.

Expected loss refers to the estimated annual loss as a percentage of the principal. This is calculated by the risk modeling firms using the results of thousands or millions of simulations. Median loss is a related term that refers to the estimated median loss in the thousands or millions of simulations that the risk modeling firms run for an asset or portfolio.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting

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Shareholder Letter

borrower. If LENDX were unable to recover unpaid principal or interest due, this would cause LENDX’s net asset value to decrease. Many of LENDX’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. LENDX may have limited knowledge about the underlying loans and will be dependent upon the platform for information regarding underlying loans. Although LENDX conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which the Fund will observe directly as payments are received. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although LENDX conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for the servicer to pursue borrowers who borrow through non-U.S. platforms. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on LENDX. LENDX’s investments in foreign securities may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies. LENDX’s exposure to alternative lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of LENDX’s investments in alternative lending-related securities of foreign issuers. LENDX is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Some Funds may obtain financing to make investments and may obtain leverage through derivative instruments or asset-backed securities that afford the Fund economic leverage. Therefore, such Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. In addition to smaller company risk, securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If the Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty to the derivative is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks including risks

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Shareholder Letter

associated with the potential illiquidity of the derivative, changes in interest rates, market movements, and the possibility of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, and the Portfolio could lose more than the amount invested in a derivative. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like or at the price that a Fund or a Portfolio believes the security is currently worth.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. In order to qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund and the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the prospectus.

The Reinsurance Funds, the International VRP Funds, AVRPX, LENDX, and the Portfolios are classified as non-diversified under the 1940 Act. Accordingly, these Funds and the Portfolios may invest a greater portion of their assets in the securities of a single issuer than if they were “diversified” funds. To the extent that these Funds and the Portfolios invest a higher percentage of their assets in the securities of a single issuer, they are subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Diversification does not assure a profit or protect against a loss in a declining market.

The Reinsurance Interval Fund, AVRPX and LENDX have an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange. There is not expected to be any secondary trading market in these shares. The shares are, therefore, not marketable. Even though the Funds will make quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/17): for VRLIX 1Yr=12.37%, since inception (5/1/2013)=8.25%; for VRSIX 1Yr=9.23%, since inception (5/1/2013)=6.42%; for VRFIX 1Yr=12.03%, since inception (2/12/14)=3.59%; for VRMIX 1Yr=11.25%, since inception (2/12/2014)=1.22%; for VRGIX 1Yr=11.18%, since inception (11/17/2014)=4.35%; for VRPIX 1Yr=11.25%, since inception (5/22/2013)=7.28%; for VRIIX 1Yr=11.38%, since inception (2/12/2014)=2.47%; for SHRIX 1Yr=-5.86%, since inception (2/4/2013)=4.26%; for SRRIX 1Yr=-10.42%, since inception (12/10/2013)=3.31%; for AVRPX 1Yr=13.75%, since inception (4/13/2015)=8.25%; for LENDX 1Yr=6.5%, since inception (6/1/2016)=10.08%; for ELUSX since inception (4/3/17)=5.9%; for ELSMX since inception (4/3/17)=5.6%; for ELINX since inception (5/1/17)=9.4%; for ELISX since inception (5/1/17)=12.4%; for ELMMX since inception (6/1/17)=6.7%; As of 09/30/17, 30-day SEC yield: SHRIX 10.92%; SRRIX 0.80%; LENDX 10.54% (net), 10.62% (gross of subsidized expenses). Results for the Funds are annualized; all Fund returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong for the period shown and should not be extrapolated to future periods. Results for the Portfolios reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect voluntary waivers and reimbursement of all of the Portfolios’ fees and expenses by Elements Portfolios. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower. Voluntary expense reimbursement has been discontinued in part, and voluntary fee waiver and expense reimbursement may be discontinued in part or in whole at any time.

Stone Ridge Funds	Annual Report	October 31, 2017

Shareholder Letter

Gross expense ratios as stated in the relevant prospectus: SRRIX 2.42%, SHRIX 1.83%, AVRPX 2.81%, VRLIX 1.46%, VRSIX 1.56%, VRFIX 2.00%, VRMIX 1.80%, VRPIX 1.60%, VRIIX 2.16%, VRGIX 1.95%, LENDX 4.18%. Please see the financial highlights section of each Fund’s shareholder report for more recent expense ratios.

Information developed internally or furnished by others, upon which all or portions of the information contained herein are based, are from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision.

Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3860 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Supplement, Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Supplement, Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Supplement, Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund, Stone Ridge International Variance Risk Premium Master Fund and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Supplement2, Supplement, Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Supplement, Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Supplement, Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000341. Exp 12/28/18.

Stone Ridge Funds	Annual Report	October 31, 2017

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2017 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2017	$8,056,150	0.2%

2018	329,680,634	6.6%

2019	189,473,398	3.8%

2020	177,371,268	3.5%

2021	291,951,119	5.8%

2022	119,221,707	2.4%

2023	15,831,146	0.3%

2024	11,587,302	0.2%

2025	2,379,377	0.0%

2034	3,534,982	0.1%

Not Applicable(1)	3,669,430,403	73.1%

Other(2)	199,018,537	4.0%
	$5,017,536,023

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2017)
	1-year period ended 10/31/2017	Since Inception (12/9/13)
Stone Ridge Reinsurance Risk Premium Interval Fund	-9.00%	3.71%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%	0.28%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities. For the twelve months ended October 31, 2017, the Fund’s total return was -9.00%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly Hurricanes Harvey, Irma, and Maria and California wildfires) that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		FAIR VALUE
EVENT LINKED BONDS - 14.8%

Australia (a) - 0.0%

Multiperil (a) - 0.0%
RW0005 (L1-1) 77.738%, 08/03/2017 (b)(c)(d)(e)(f)(g) (Cost: $4,168,192; Acquisition Date: 06/14/2016)	AUD	5,600,000	$32,015

China - 0.1%

Earthquake - 0.1%
Panda Re 2015-1 (T-BILL 3MO + 4.050%), 06/30/2018 (b)(c)(d)(g)(h) (Cost: $2,935,000; Acquisition Date: 06/26/2015)		$2,935,000	2,930,851

Global - 6.8%

Earthquake (a) - 0.0%
IBRD CAR 113-Class A (6 Month LIBOR USD + 4.500%), 08/11/2020 (b)(c)(d)(h) (Cost: $3,386,000; Acquisition Date: 07/24/2017)		3,386,000	45,880

Mortality/Longevity - 0.6%
Chesterfield 2014-1 4.500%, 12/15/2034 (d)(g)(h) (Cost: $3,549,624; Acquisition Date: 12/11/2014)		3,549,624	3,534,982
IBRD CAR 111-Class A (6 Month LIBOR USD + 6.900%), 07/15/2020 (b)(c)(d)(g)(h) (Cost: $6,292,000; Acquisition Date: 06/28/2017)		6,292,000	6,300,180
IBRD CAR 112-Class B (6 Month LIBOR USD + 11.500%), 07/15/2020 (b)(c)(d)(g)(h) (Cost: $629,000; Acquisition Date: 06/28/2017)		629,000	630,321
Vitality Re VI Class B (T-BILL 3MO + 2.100%), 01/08/2018 (b)(c)(d)(h)(i) (Cost: $19,000,000; Acquisition Date: 01/21/2015)		19,000,000	18,985,750

			29,451,233

Multiperil - 5.2%
Atlas IX 2015-1 (3 Month LIBOR USD + 7.830%), 01/07/2019 (b)(c)(d)(h) (Cost: $10,101,109; Original Acquisition Date: 02/05/2015)		10,081,000	3,185,092

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 5.2% (continued)
Atlas IX 2016-1 (3 Month LIBOR USD + 7.370%), 01/08/2020 (b)(c)(d)(h) (Cost: $20,813,066; Original Acquisition Date: 02/15/2017)	$19,802,000	$16,577,244
Galilei Re 2017-1 Class A-2 (6 Month LIBOR USD + 13.250%), 01/08/2021 (b)(c)(d)(h) (Cost: $5,250,000; Acquisition Date: 12/21/2016)	5,250,000	3,663,712
Galilei Re 2017-1 Class C-2 (6 Month LIBOR USD + 6.250%), 01/08/2021 (b)(c)(d)(h) (Cost: $16,000,000; Acquisition Date: 12/21/2016)	16,000,000	15,160,000
Galilei Re 2017-1 Class D-2 (6 Month LIBOR USD + 5.250%), 01/08/2021 (b)(c)(d)(h) (Cost: $8,000,000; Acquisition Date: 12/21/2016)	8,000,000	7,782,400
Galileo Re 2015-1 Class A (T-BILL 3MO + 13.500%), 01/08/2018 (b)(c)(d)(h) (Cost: $26,162,105; Original Acquisition Date: 01/29/2015)	26,123,000	19,533,473
Galileo Re 2016-1 Class A (T-BILL 3MO + 13.240%), 01/08/2019 (b)(c)(d)(h) (Cost: $4,382,000; Acquisition Date: 01/20/2016)	4,382,000	4,007,558
Galileo Re 2016-1 Class B (T-BILL 3MO + 8.720%), 01/08/2019 (b)(c)(d)(h) (Cost: $4,382,000; Acquisition Date: 01/20/2016)	4,382,000	3,165,995
Galileo Re 2016-1 Class C (T-BILL 3MO + 6.720%), 01/08/2019 (b)(c)(d)(h) (Cost: $4,383,000; Acquisition Date: 01/20/2016)	4,383,000	4,214,474
Galileo Re 2017-1 Class B (6 Month LIBOR USD + 17.500%), 11/06/2020 (b)(c)(d)(g)(h) (Cost: $1,676,000; Acquisition Date: 10/30/2017)	1,676,000	1,676,000
Kilimanjaro Re 2014-1 Class B (T-BILL 3MO + 4.500%), 04/30/2018 (b)(c)(d)(h) (Cost: $16,553,974; Original Acquisition Date: 04/17/2014)	16,708,000	15,590,235
Kilimanjaro Re 2015-1 Class E (T-BILL 3MO + 6.750%), 12/06/2019 (b)(c)(d)(h) (Cost: $2,992,799; Acquisition Date: 05/06/2016)	2,966,000	2,973,415

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 5.2% (continued)
Kilimanjaro Re II 2017-1 Class A-1 (6 Month LIBOR USD + 10.000%), 04/20/2021 (b)(c)(d)(h) (Cost: $13,834,000; Acquisition Date: 04/06/2017)	$13,834,000	$8,426,981
Kilimanjaro Re II 2017-1 Class B-1 (6 Month LIBOR USD + 7.500%), 04/20/2021 (b)(c)(d)(h) (Cost: $27,673,545; Original Acquisition Date: 04/06/2017)	27,591,000	25,718,951
Kilimanjaro Re II 2017-1 Class C-1 (6 Month LIBOR USD + 6.000%), 04/20/2021 (b)(c)(d)(h) (Cost: $21,368,118; Original Acquisition Date: 04/06/2017)	21,304,000	20,587,120
Kilimanjaro Re II 2017-2 Class A-2 (6 Month LIBOR USD + 10.000%), 04/21/2022 (b)(c)(d)(h) (Cost: $5,929,000; Acquisition Date: 04/06/2017)	5,929,000	3,592,381
Kilimanjaro Re II 2017-2 Class B-2 (6 Month LIBOR USD + 7.500%), 04/21/2022 (b)(c)(d)(h) (Cost: $8,893,000; Acquisition Date: 04/06/2017)	8,893,000	8,156,215
Kilimanjaro Re II 2017-2 Class C-2 (6 Month LIBOR USD + 6.000%), 04/21/2022 (b)(c)(d)(h) (Cost: $6,640,000; Acquisition Date: 04/06/2017)	6,640,000	6,415,236
Loma Re 2013-1 Class A (T-BILL 3MO + 8.240%), 01/08/2018 (b)(c)(d)(h) (Cost: $335,000; Acquisition Date: 12/20/2013)	335,000	311,835
Loma Re 2013-1 Class B (T-BILL 3MO + 12.320%), 01/08/2018 (b)(c)(d)(h) (Cost: $1,005,000; Acquisition Date: 12/20/2013)	1,005,000	439,235
Loma Re 2013-1 Class C (T-BILL 3MO + 17.290%), 01/08/2018 (b)(c)(d)(h) (Cost: $1,739,000; Acquisition Date: 12/20/2013)	1,739,000	9,565
Queen Street XII (6 Month LIBOR USD + 5.250%), 01/08/2020 (b)(c)(d)(h) (Cost: $6,537,000; Acquisition Date: 05/13/2016)	6,537,000	6,535,366
Resilience Re Series 1711A 8.253%, 01/08/2018 (b)(c)(d)(e)(f)(g) (Cost: $23,559,866; Acquisition Date: 02/06/2017)	25,000,000	22,574,074

	PRINCIPAL AMOUNT		FAIR VALUE
Multiperil - 5.2% (continued)
Resilience Re Series 1741A 10.962%, 04/06/2018 (b)(c)(d)(e)(f)(g) (Cost: $70,919,003; Acquisition Date: 04/10/2017)		$75,000,000	$63,358,184

			263,654,741

Other - 0.9%
Horse Capital I DAC Class A (3 Month EURIBOR + 4.000%), 06/15/2020 (b)(c)(d)(h) (Cost: $6,052,186; Acquisition Date: 12/14/2016)	EUR	5,750,000	6,717,643
Horse Capital I DAC Class B (3 Month EURIBOR + 6.250%), 06/15/2020 (b)(c)(d)(h) (Cost: $4,736,493; Acquisition Date: 12/14/2016)		4,500,000	5,252,044
Horse Capital I DAC Class C (3 Month EURIBOR + 12.000%), 06/15/2020 (b)(c)(d)(h) (Cost: $22,344,602; Original Acquisition Date: 12/14/2016)		20,500,000	23,916,428
Operational Re 5.500%, 04/08/2021 (b)(d)(g)(h) (Cost: $10,043,897; Acquisition Date: 05/19/2016)	CHF	9,953,000	10,111,614

			45,997,729

Windstorm - 0.1%
IBRD CAR 114-Class B (6 Month LIBOR USD + 9.300%), 12/20/2019 (b)(c)(d)(h) (Cost: $2,116,000; Acquisition Date: 07/24/2017)		$2,116,000	2,115,259
IBRD CAR 115-Class C (6 Month LIBOR USD + 5.900%), 05/19/2020 (b)(c)(d)(h) (Cost: $1,481,000; Acquisition Date: 07/24/2017)		1,481,000	1,498,846
Queen Street X (T-BILL 3MO + 5.750%), 06/08/2018 (b)(c)(d)(h) (Cost: $1,721,000; Acquisition Date: 03/25/2015)		1,721,000	1,724,442

			5,338,547

			344,488,130

Japan - 0.3%

Earthquake - 0.3%
Kizuna Re II 2014-1 Class A (T-BILL 3MO + 2.250%), 04/06/2018 (b)(c)(d)(h)(i) (Cost: $2,501,488; Acquisition Date: 01/28/2015)		2,500,000	2,498,750

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 0.3% (continued)
Nakama Re 2014-1 Class 2 (T-BILL 3MO + 2.500%), 04/13/2018 (b)(c)(d)(h)(i) (Cost: $1,501,877; Acquisition Date: 01/12/2015)	$1,500,000	$1,498,425
Nakama Re 2014-2 Class 1 (T-BILL 3MO + 2.130%), 01/16/2019 (b)(c)(d)(h)(i) (Cost: $1,000,777; Acquisition Date: 01/15/2015)	1,000,000	1,001,850
Nakama Re 2014-2 Class 2 (T-BILL 3MO + 2.880%), 01/16/2019 (b)(c)(d)(h) (Cost: $830,711; Acquisition Date: 09/19/2017)	819,000	829,647
Nakama Re 2016-1 Class 2 (6 Month LIBOR USD + 3.250%), 10/13/2021 (b)(c)(d)(h) (Cost: $10,170,000; Acquisition Date: 09/21/2016)	10,170,000	10,358,654

		16,187,326

Windstorm (a) - 0.0%
Aozora Re 2016-1 A (6 Month LIBOR USD + 2.200%), 04/07/2020 (b)(c)(d)(h)(i) (Cost: $2,101,000; Acquisition Date: 03/23/2016)	2,101,000	2,125,792

		18,313,118

United States - 7.6%

Earthquake - 1.1%
Golden State Re II 2014-1 Class A (T-BILL 3MO + 2.200%), 01/08/2019 (b)(c)(d)(h)(i) (Cost: $5,400,000; Acquisition Date: 09/10/2014)	5,400,000	5,404,320
Kilimanjaro Re 2014-2 Class C (T-BILL 3MO + 3.750%), 11/25/2019 (b)(c)(d)(h) (Cost: $2,150,623; Acquisition Date: 07/20/2017)	2,114,000	2,148,564
Merna Re 2015-1 Class A (T-BILL 3MO + 2.000%), 04/09/2018 (b)(c)(d)(h)(i) (Cost: $2,522,000; Acquisition Date: 03/16/2015)	2,522,000	2,514,056
Merna Re 2016-1 Class A (T-BILL 3MO + 2.250%), 04/08/2019 (b)(c)(d)(h)(i) (Cost: $2,119,000; Acquisition Date: 03/24/2016)	2,119,000	2,122,708
Merna Re 2017-1 Class A (T-BILL 3MO + 2.000%), 04/08/2020 (b)(c)(d)(h) (Cost: $2,750,000; Acquisition Date: 03/22/2017)	2,750,000	2,751,925

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 1.1% (continued)
Ursa Re 2015-1 Class B (T-BILL 3MO + 5.000%), 09/21/2018 (b)(c)(d)(h)(i) (Cost: $15,000,000; Acquisition Date: 09/10/2015)	$15,000,000	$15,121,500
Ursa Re 2016-1 Class A (T-BILL 3MO + 4.000%), 12/10/2019 (b)(c)(d)(h) (Cost: $10,594,695; Original Acquisition Date: 11/21/2016)	10,541,000	10,633,761
Ursa Re 2017-1 Class B (T-BILL 3MO + 3.500%), 05/27/2020 (b)(c)(d)(h) (Cost: $8,741,688; Original Acquisition Date: 05/10/2017)	8,723,000	8,770,104
Ursa Re 2017-1 Class E (T-BILL 3MO + 6.000%), 06/27/2020 (b)(c)(d)(h) (Cost: $4,163,000; Acquisition Date: 05/10/2017)	4,163,000	4,181,525

		53,648,463

Multiperil - 4.5%
Blue Halo Re 2016-2 Class C (T-BILL 3MO + 8.250%), 07/26/2019 (b)(c)(d)(h) (Cost: $22,195,288; Original Acquisition Date: 03/30/2017)	21,564,000	20,190,373
Buffalo Re 2017-1 Class A (6 Month LIBOR USD + 3.250%), 04/07/2020 (b)(c)(d)(h) (Cost: $2,638,916; Original Acquisition Date: 03/07/2017)	2,636,000	2,610,035
Buffalo Re 2017-1 Class B (6 Month LIBOR USD + 6.750%), 04/07/2020 (b)(c)(d)(h) (Cost: $3,000,000; Acquisition Date: 03/07/2017)	3,000,000	2,935,350
Caelus Re IV 2016-1 Class A (T-BILL 3MO + 5.490%), 03/06/2020 (b)(c)(d)(h) (Cost: $20,621,410; Original Acquisition Date: 02/23/2016)	20,605,000	21,491,015
Caelus Re V 2017-1 Class B (T-BILL 3MO + 4.500%), 06/05/2024 (b)(c)(d)(h) (Cost: $4,953,000; Acquisition Date: 04/27/2017)	4,953,000	4,723,181
Caelus Re V 2017-1 Class C (T-BILL 3MO + 6.500%), 06/05/2024 (b)(c)(d)(h) (Cost: $3,170,000; Acquisition Date: 04/27/2017)	3,170,000	2,622,700
Caelus Re V 2017-1 Class D (T-BILL 3MO + 9.250%), 06/05/2024 (b)(c)(d)(h) (Cost: $3,170,000; Acquisition Date: 04/27/2017)	3,170,000	1,699,596

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 4.5% (continued)
East Lane Re VI 2014-1 Class A (T-BILL 3MO + 2.650%), 03/14/2018 (b)(c)(d)(h)(i) (Cost: $14,443,000; Acquisition Date: 03/03/2014)	$14,443,000	$14,468,275
East Lane Re VI 2015-1 Class A (T-BILL 3MO + 3.390%), 03/13/2020 (b)(c)(d)(h)(i) (Cost: $13,213,000; Acquisition Date: 03/02/2015)	13,213,000	13,360,986
Espada Re 2016-1 Class 20 (T-BILL 3MO + 5.490%), 06/06/2020 (b)(c)(d)(h) (Cost: $3,215,000; Acquisition Date: 02/12/2016)	3,215,000	3,174,491
Fortius Re 2017-1 (6 Month LIBOR USD + 3.750%), 07/07/2024 (b)(c)(d)(h) (Cost: $740,000; Acquisition Date: 07/14/2017)	740,000	743,848
Northshore Re II 2017-1 Class A (T-BILL 3MO + 7.250%), 07/06/2020 (b)(c)(d)(h) (Cost: $14,288,000; Acquisition Date: 06/26/2017)	14,288,000	14,480,174
PennUnion Re 2015-1 (T-BILL 3MO + 4.500%), 12/07/2018 (b)(c)(d)(h) (Cost: $8,782,217; Original Acquisition Date: 10/05/2015)	8,771,000	8,869,235
Residential Re 2013-II Class 4 (T-BILL 3MO + 20.000%), 12/06/2017 (b)(c)(d)(h) (Cost: $3,977,654; Original Acquisition Date: 05/03/2016)	3,977,000	3,479,875
Residential Re 2014-I Class 10 (T-BILL 3MO + 14.980%), 06/06/2018 (b)(c)(d)(h) (Cost: $10,338,000; Acquisition Date: 05/22/2014)	10,338,000	3,200,128
Residential Re 2014-I Class 13 (T-BILL 3MO + 3.560%), 06/06/2018 (b)(c)(d)(h) (Cost: $2,859,000; Acquisition Date: 05/22/2014)	2,859,000	2,860,430
Residential Re 2015-I Class 10 (T-BILL 3MO + 10.970%), 06/06/2019 (b)(c)(d)(h) (Cost: $8,197,000; Acquisition Date: 05/21/2015)	8,197,000	6,097,338
Residential Re 2015-I Class 11 (T-BILL 3MO + 5.940%), 06/06/2019 (b)(c)(d)(h) (Cost: $8,915,000; Acquisition Date: 05/21/2015)	8,915,000	8,850,366

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 4.5% (continued)
Residential Re 2016-I Class 10 (T-BILL 3MO + 11.550%), 06/06/2023 (b)(c)(d)(h) (Cost: $4,609,000; Acquisition Date: 04/28/2016)	$4,609,000	$2,675,985
Residential Re 2016-I Class 11 (T-BILL 3MO + 4.730%), 06/06/2023 (b)(c)(d)(h) (Cost: $5,926,000; Acquisition Date: 04/28/2016)	5,926,000	5,801,554
Residential Re 2016-II Class 3 (T-BILL 3MO + 5.370%), 12/06/2020 (b)(c)(d)(h) (Cost: $1,500,000; Acquisition Date: 11/03/2016)	1,500,000	1,486,350
Residential Re 2016-II Class 4 (T-BILL 3MO + 3.930%), 12/06/2020 (b)(c)(d)(h) (Cost: $1,250,000; Acquisition Date: 11/03/2016)	1,250,000	1,236,250
Residential Re 2017-I Class 11 (T-BILL 3MO + 4.750%), 06/06/2021 (b)(c)(d)(h) (Cost: $6,731,000; Acquisition Date: 04/19/2017)	6,731,000	6,563,398
Riverfront Re 2017-1 Class A (T-BILL 3MO + 4.500%), 01/15/2021 (b)(c)(d)(h) (Cost: $5,603,000; Acquisition Date: 05/23/2017)	5,603,000	5,614,766
Sanders Re 2014-1 Class D (T-BILL 3MO + 3.780%), 05/28/2019 (b)(c)(d)(h)(i) (Cost: $21,295,000; Acquisition Date: 05/07/2014)	21,295,000	21,550,540
Sanders Re 2017-2 Class A (6 Month LIBOR USD + 3.250%), 06/05/2020 (b)(c)(d)(h) (Cost: $12,608,000; Acquisition Date: 05/24/2017)	12,608,000	12,636,368
Skyline Re 2017-1 Class 2 (T-BILL 3MO + 12.000%), 01/06/2022 (b)(c)(d)(g)(h) (Cost: $8,000,000; Acquisition Date: 02/02/2017)	8,000,000	7,865,855
Spectrum Capital Ltd. 2017-1 A (6 Month LIBOR USD + 5.750%), 06/08/2021 (b)(c)(d)(h) (Cost: $8,343,000; Acquisition Date: 06/13/2017)	8,343,000	8,136,094
Spectrum Capital Ltd. 2017-1 B (6 Month LIBOR USD + 3.500%), 06/08/2021 (b)(c)(d)(h) (Cost: $12,097,000; Acquisition Date: 06/13/2017)	12,097,000	12,136,920

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 4.5% (continued)
Torrey Pines Re 2017-1 Class B (6 Month LIBOR USD + 3.750%), 06/09/2025 (b)(c)(d)(h) (Cost: $2,377,000; Acquisition Date: 04/27/2017)	$2,377,000	$2,379,377
Torrey Pines Re 2017-1 Class C (6 Month LIBOR USD + 6.250%), 06/09/2024 (b)(c)(d)(h) (Cost: $1,783,000; Acquisition Date: 04/27/2017)	1,783,000	1,797,977

		225,738,830

Windstorm - 2.0%
Alamo Re 2015-1 Class A (T-BILL 3MO + 4.810%), 06/07/2018 (b)(c)(d)(h)(i) (Cost: $5,307,966; Original Acquisition Date: 05/06/2015)	5,268,000	5,348,074
Alamo Re 2015-1 Class B (T-BILL 3MO + 4.400%), 06/07/2018 (b)(c)(d)(h)(i) (Cost: $1,060,722; Original Acquisition Date: 05/06/2015)	1,059,000	1,087,911
Alamo Re 2017-1 Class A (T-BILL 3MO + 3.750%), 06/08/2020 (b)(c)(d)(h) (Cost: $12,807,000; Acquisition Date: 05/23/2017)	12,807,000	12,936,351
Bonanza Re 2016-1 Class A (6 Month LIBOR USD + 3.750%), 12/31/2019 (b)(c)(d)(h) (Cost: $1,522,000; Acquisition Date: 11/28/2016)	1,522,000	1,454,728
Bonanza Re 2016-1 Class B (6 Month LIBOR USD + 5.000%), 12/31/2019 (b)(c)(d)(h) (Cost: $2,054,000; Acquisition Date: 11/28/2016)	2,054,000	1,935,895
Citrus Re 2015-1 Class A (T-BILL 3MO + 5.140%), 04/09/2018 (b)(c)(d)(h) (Cost: $8,501,000; Acquisition Date: 04/01/2015)	8,501,000	8,549,031
Citrus Re 2015-1 Class B (T-BILL 3MO + 6.960%), 04/09/2018 (b)(c)(d)(h) (Cost: $17,253,000; Acquisition Date: 04/01/2015)	17,253,000	16,722,470
Citrus Re 2015-1 Class C (T-BILL 3MO + 9.030%), 04/09/2018 (b)(c)(d)(h) (Cost: $5,319,000; Acquisition Date: 04/01/2015)	5,319,000	3,827,020
Citrus Re 2016-1 Class D-50 (T-BILL 3MO + 7.500%), 02/25/2019 (b)(c)(d)(h)(i) (Cost: $10,257,000; Acquisition Date: 02/19/2016)	10,257,000	9,213,863

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 2.0% (continued)
Citrus Re 2016-1 Class E-50 (T-BILL 3MO + 10.500%), 02/25/2019 (b)(c)(d)(h) (Cost: $8,548,000; Acquisition Date: 02/19/2016)	$8,548,000	$5,482,260
Citrus Re 2017-1 Class A (6 Month LIBOR USD + 6.000%), 03/18/2020 (b)(c)(d)(h) (Cost: $4,500,000; Acquisition Date: 03/06/2017)	4,500,000	4,044,600
Cranberry Re 2015-1 Class A (T-BILL 3MO + 3.900%), 07/06/2018 (b)(c)(d)(h)(i) (Cost: $5,044,000; Acquisition Date: 04/23/2015)	5,044,000	5,102,258
Everglades Re II 2017-1 Class A (T-BILL 3MO + 5.000%), 05/08/2023 (b)(c)(d)(h) (Cost: $7,925,000; Acquisition Date: 04/27/2017)	7,925,000	7,353,607
Kilimanjaro Re 2014-1 Class A (T-BILL 3MO + 4.750%), 04/30/2018 (b)(c)(d)(h) (Cost: $9,740,000; Acquisition Date: 04/17/2014)	9,740,000	9,842,270
Manatee Re 2015-1 Class A (T-BILL 3MO + 5.300%), 12/22/2017 (b)(c)(d)(h) (Cost: $4,571,000; Acquisition Date: 03/23/2015)	4,571,000	4,544,260
Manatee Re 2016-1 Class A (T-BILL 3MO + 5.750%), 03/13/2019 (b)(c)(d)(h) (Cost: $1,444,000; Acquisition Date: 03/02/2016)	1,444,000	1,430,426
Manatee Re 2016-1 Class C (T-BILL 3MO + 17.260%), 03/14/2022 (b)(c)(d)(h) (Cost: $2,165,000; Acquisition Date: 03/02/2016)	2,165,000	—

		98,875,024

		378,262,317

TOTAL EVENT LINKED BONDS (Cost $817,987,611)		744,026,431

PARTICIPATION NOTES - 8.1%

Global - 8.1%

Multiperil - 8.1%
Eden Re II 2016-1 Class B 04/23/2019 (b)(d)(f)(g)(h) (Cost: $141,309; Acquisition Date: 03/30/2016)	141,302	9,871,580
Eden Re II 2017-1 Class A 03/22/2021 (b)(d)(f)(g)(h)(j) (Cost: $15,049,441; Original Acquisition Date: 02/01/2017)	15,000,000	14,550,604

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 8.1% (continued)
Eden Re II 2017-1 Class B 03/22/2021 (b)(d)(f)(g)(h)(j) (Cost: $90,000,000; Acquisition Date: 12/27/2016)	$90,000,000	$87,359,740
Limestone 2016-1 08/31/2021 (b)(d)(f)(g)(j) (Cost: $16,209,964; Original Acquisition Date: 08/29/2017)	17,000,000	18,616,734
Sector Re V Series 6 Class A 03/01/2021 (b)(d)(g) (Cost: $514; Acquisition Date: 04/25/2016)	514	5,560
Sector Re V Series 6 Class B 03/01/2021 (b)(d)(g) (Cost: $8,720; Acquisition Date: 04/28/2016)	8,720	127,063
Sector Re V Series 6 Class F 03/01/2021 (b)(d)(g) (Cost: $92,224; Acquisition Date: 04/25/2016)	92,224	1,031,968
Sector Re V Series 6 Class G 03/01/2021 (b)(d)(g) (Cost: $142,985; Acquisition Date: 04/28/2016)	142,985	7,432,446
Sector Re V Series 7 Class A 03/01/2022 (b)(d)(g)(j) (Cost: $10,901,382; Acquisition Date: 04/24/2017)	10,901,382	9,460,219
Sector Re V Series 7 Class B 03/01/2022 (b)(d)(g)(j) (Cost: $2,599,131; Acquisition Date: 04/27/2017)	2,599,131	2,252,667
Sector Re V Series 7 Class F 03/01/2021 (b)(d)(g)(j) (Cost: $34,935,055; Acquisition Date: 04/24/2017)	34,935,055	28,566,394
Sector Re V Series 7 Class G 03/01/2022 (b)(d)(g)(j) (Cost: $99,693,055; Acquisition Date: 04/27/2017)	99,693,055	81,479,134
Silverton Re 2016-1 09/17/2018 (b)(d)(f)(g) (Cost: $402,500; Acquisition Date: 12/18/2015)	140,000	762,296
Silverton Re 2017-1 09/16/2019 (b)(d)(f)(g)(j) (Cost: $37,650,000; Acquisition Date: 12/15/2016)	37,500,000	37,297,951
Versutus 2017 A-5 12/31/2019 (b)(d)(f)(g)(j) (Cost: $25,000,000; Acquisition Date: 12/28/2016)	25,000,000	24,295,435
Williamsburg (Horseshoe Re) 12/31/2018 (b)(d)(f)(g)(j) (Cost: $74,892,000; Acquisition Date: 12/15/2016)	74,834,000	81,950,861

TOTAL PARTICIPATION NOTES (Cost $407,718,280)		405,060,652

	SHARES	FAIR VALUE
PREFERENCE SHARES - 68.9%

Global - 65.9%

Marine/Energy - 0.5%
Kauai (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $34,952,700; Acquisition Date: 01/07/2016)	51,394	$26,668,476

Multiperil - 65.4%
Altair Re V (b)(d)(f)(g)(j) (Cost: $49,625,000; Original Acquisition Date: 12/20/2016)	50,000	14,066,772
Arenal (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $80,793,023; Original Acquisition Date: 05/07/2015)	77,921	61,712,341
Axis Ventures Re Cell 0002 (b)(d)(f)(g)(j) (Cost: $50,027,044; Original Acquisition Date: 08/29/2014)	1,271,508	50,318,429
Axis Ventures Re Cell 0003 (b)(d)(f)(g)(j) (Cost: $6,873,052; Acquisition Date: 03/05/2015)	88,439	2,744,758
Axis Ventures Re Cell 0004 (b)(d)(f)(g)(j) (Cost: $964,000; Acquisition Date: 07/02/2015)	9,640	1,174,235
Axis Ventures Re Cell 0005 (b)(d)(f)(g)(j) (Cost: $10,609,100; Acquisition Date: 01/20/2016)	106,091	9,851,491
Axis Ventures Re Cell 0006 (b)(d)(f)(g)(j) (Cost: $70,411,516; Original Acquisition Date: 06/28/2016)	686,085	70,884,682
Axis Ventures Re Cell 0007 (b)(d)(f)(g)(j) (Cost: $250,000,000; Acquisition Date: 01/25/2017)	2,500,000	223,960,363
Biscayne (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $38,714,888; Original Acquisition Date: 04/30/2014)	38,655	46,813,246
Bowery (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $200,075,000; Original Acquisition Date: 09/29/2017)	200,075	201,292,820
Cardinal Re 2015-1 (b)(d)(f)(g) (Cost: $82,493,681; Original Acquisition Date: 07/29/2015)	149	85,387,556
Carlsbad (Artex Segregated Account Company) (b)(d)(g)(j) (Cost: $100; Acquisition Date: 04/01/2014)	100	100
Carlsbad 2 (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $67,243,236; Original Acquisition Date: 04/28/2014)	190,319	82,599,250
Cumberland (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $29,918,817; Original Acquisition Date: 04/10/2015)	28,898	21,015,556

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 65.4% (continued)
Cypress (Horseshoe Re) (b)(d)(f)(g)(j) (Cost: $125,090,500; Original Acquisition Date: 05/31/2017)	125,090,500	$122,406,183
Denali (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $63,579,339; Acquisition Date: 01/05/2015)	75,060	69,644,583
Edmund 1 (Mt. Logan Re) (b)(d)(j) (Cost: $75,000,000; Acquisition Date: 10/31/2017)	75,000	75,000,000
Edmund 2 (Mt. Logan Re) (b)(d)(j) (Cost: $250,000,000; Acquisition Date: 10/31/2017)	250,000	250,000,000
Emerald Lake (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $169,654,567; Acquisition Date: 12/16/2015)	225,073	164,873,443
Florblanca (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $52,594,000; Acquisition Date: 12/29/2016)	52,594	44,241,981
Greenpoint (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $52,392,000; Acquisition Date: 06/28/2017)	52,392	48,822,815
Harambee Re 2017 (b)(d)(f)(g)(j) (Cost: $4,259,886; Acquisition Date: 12/20/2016)	4,231,056	3,923,077
Hatteras (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $70,338,613; Original Acquisition Date: 12/30/2014)	66,355	70,177,698
Hudson Alexander (Mt. Logan Re) (b)(d)(g) (Cost: $40,000,000; Acquisition Date: 01/02/2014)	40,000	38,777,952
Hudson Charles (Mt. Logan Re) (b)(d)(g) (Cost: $33,802,339; Original Acquisition Date: 01/02/2014)	33,802	33,243,056
Hudson Charles 2 (Mt. Logan Re) (b)(d)(g) (Cost: $33,965,500; Original Acquisition Date: 04/02/2014)	33,966	31,813,585
Hudson Charles 3 (Mt. Logan Re) (b)(d)(g) (Cost: $14,650,000; Acquisition Date: 06/19/2014)	14,650	13,425,783
Hudson Paul (Mt. Logan Re) (b)(d)(g) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	26,684,673
Hudson Paul 3 (Mt. Logan Re) (b)(d)(g) (Cost: $37,500,000; Original Acquisition Date: 04/02/2014)	37,500	31,985,141
Huntington (Mt. Logan Re) (b)(d)(g)(j) (Cost: $22,610,000; Acquisition Date: 08/23/2016)	22,610	19,670,431

	SHARES	FAIR VALUE
Multiperil - 65.4% (continued)
Huntington 2 (Mt. Logan Re) (b)(d)(g)(j) (Cost: $5,000,000; Acquisition Date: 04/03/2017)	5,000	$4,270,997
Iseo (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $200,072,000; Acquisition Date: 09/08/2017)	200,072	221,500,605
Kona (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $0; Acquisition Date: 07/23/2015)	5,873	207,680
Latigo (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $88,823,064; Original Acquisition Date: 01/06/2014)	358	89,517,176
Leadville (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $22,019,000; Acquisition Date: 06/07/2016)	22,019	25,753,670
LRe 2015 (Lorenz Re Ltd.) (b)(d)(f)(g) (Cost: $0; Acquisition Date: 03/31/2015)	1,663	—
LRe 2016 (Lorenz Re Ltd.) (b)(d)(f)(g) (Cost: $0; Original Acquisition Date: 03/31/2016)	498,930	4,802,797
LRe 2017 (Lorenz Re Ltd.) (b)(d)(f)(g)(j) (Cost: $59,000,000; Original Acquisition Date: 03/23/2017)	590,000	50,008,927
Mackinac (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $36,472,980; Original Acquisition Date: 02/05/2015)	37,646	38,808,791
Madison (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $39,415,000; Acquisition Date: 12/12/2016)	39,415	35,905,136
Malibu (Horseshoe Re) (b)(d)(f)(g)(j) (Cost: $13,611,892; Acquisition Date: 11/08/2016)	13,611,892	11,849,928
Mohonk (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $76,592,050; Original Acquisition Date: 12/24/2013)	102	77,964,776
Mojave (Mt. Logan Re) (b)(d)(g) (Cost: $42,293,322; Original Acquisition Date: 12/30/2014)	42,293	41,702,120
Mojave 2 (Mt. Logan Re) (b)(d)(g) (Cost: $28,195,548; Original Acquisition Date: 12/24/2015)	28,196	27,801,413
Mulholland (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $14,411,287; Original Acquisition Date: 12/26/2013)	114	876,287
Peregrine DRF (b)(d)(f)(g)(j) (Cost: $59,061,425; Acquisition Date: 12/27/2016)	5,900,000	50,404,809
Peregrine LCA (b)(d)(f)(g)(j) (Cost: $111,089,208; Original Acquisition Date: 12/27/2016)	11,100,000	114,655,208

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 65.4% (continued)
Pranamar (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $52,598,097; Acquisition Date: 07/07/2016)	57,568	$48,823,161
Rainier (Mt. Logan Re) (b)(d)(g)(j) (Cost: $15,000,000; Acquisition Date: 01/07/2016)	15,000	12,978,335
Revelstoke (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $14,476,459; Original Acquisition Date: 01/28/2015)	15,350	17,127,726
Rondout (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $121,560,999; Original Acquisition Date: 06/19/2014)	106,238	117,576,168
Skytop (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $7,918,913; Acquisition Date: 01/09/2014)	100	14,651,670
SR0001 (Horseshoe Re) (b)(d)(f)(g) (Cost: $22,609,300; Original Acquisition Date: 07/10/2015)	1,757	24,269,902
SR0002 (Horseshoe Re) (b)(d)(f)(g)(j) (Cost: $26,886,470; Original Acquisition Date: 12/30/2015)	29,078,750	30,824,551
St. Kevins (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $34,051,228; Original Acquisition Date: 12/29/2016)	33,582	24,596,343
Sugarloaf (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $10,088,000; Acquisition Date: 01/12/2016)	19,288	10,660,993
Sutton (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $34,587,676; Acquisition Date: 03/24/2017)	42,693	33,486,114
Tallgrass (Mt. Logan Re) (b)(d)(g) (Cost: $37,500,000; Acquisition Date: 12/30/2014)	37,500	36,755,291
Turing Re 2017-1 (b)(d)(f)(g)(j) (Cost: $40,000,000; Acquisition Date: 05/23/2017)	400,000	29,944,883
Twin Lakes (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $63,029,000; Original Acquisition Date: 01/04/2016)	61,955	66,211,636
Yellowstone (Artex Segregated Account Company) (b)(d)(f)(g)(j) (Cost: $2,078,580; Acquisition Date: 01/08/2014)	100	8,515,909
Yoho (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $116,391,140; Original Acquisition Date: 05/17/2016)	138,605	94,405,269

		3,283,370,271

		3,310,038,747

	SHARES	FAIR VALUE
United States - 3.0%

Agriculture - 0.4%
Demeter C 2016 (b)(d)(f)(g)(j) (Cost: $30,000; Acquisition Date: 06/28/2016)	300	$572,992
Hanalei (Artex Segregated Account Company) (b)(d)(f)(g) (Cost: $21,790,000; Original Acquisition Date: 06/22/2015)	45,313	21,244,375

		21,817,367

Multiperil - 1.1%
Peregrine PIF (b)(d)(f)(g)(j) (Cost: $39,440,003; Original Acquisition Date: 12/27/2016)	3,940,000	30,495,167
SR0005 (Horseshoe Re) (b)(d)(f)(g) (Cost: $7,158,137; Acquisition Date: 04/15/2016)	7,158,137	6,557,469
Yosemite (Horseshoe Re) (b)(d)(f)(g)(j) (Cost: $15,542,300; Acquisition Date: 07/11/2017)	155,423	15,502,094

		52,554,730

Windstorm - 1.5%
Fescue (Mt. Logan Re) (b)(d)(g) (Cost: $50,000,000; Acquisition Date: 06/11/2015)	50,000	24,032,515
Fescue 2 (Mt. Logan Re) (b)(d)(g) (Cost: $50,000,000; Acquisition Date: 03/30/2016)	50,000	24,428,745
Hermosa (Mt. Logan Re) (b)(d)(g) (Cost: $50,000,000; Acquisition Date: 04/29/2016)	50,000	24,139,745
SR0006 (Horseshoe Re) (b)(d)(f)(g)(j) (Cost: $3,896,252; Acquisition Date: 08/09/2016)	39,381,541	2,425,864

		75,026,869

		149,398,966

TOTAL PREFERENCE SHARES (Cost $3,680,827,231)		3,459,437,713

PRIVATE FUND UNITS - 4.2%

Global - 4.2%

Multiperil - 4.2%
Aeolus Property Catastrophe J16 Keystone Fund (b)(d)(f)(g)(j) (Cost: $2,548,597; Acquisition Date: 01/21/2016)	2,549	3,040,472
Aeolus Property Catastrophe J17 Keystone Fund (b)(d)(f)(g)(j) (Cost: $158,844,696; Original Acquisition Date: 12/14/2016)	158,845	148,002,899
Aeolus Property Catastrophe MY15 Keystone Fund (b)(d)(f)(g) (Cost: $0; Acquisition Date: 06/01/2015)	2,921	—

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 4.2% (continued)
Aeolus Property Catastrophe MY16 Keystone Fund (b)(d)(f)(g)(j) (Cost: $15,172,593; Acquisition Date: 06/14/2016)	15,173	$17,006,505
Aeolus Property Catastrophe MY17 Keystone Fund (b)(d)(f)(g)(j) (Cost: $53,658,039; Original Acquisition Date: 05/04/2017)	53,658	41,942,814

TOTAL PRIVATE FUND UNITS (Cost $230,223,925)		209,992,690

LIMITED LIABILITY PARTNERSHIP (a) - 0.0%

Operating Companies (a) - 0.0%
Point Dume LLP (f)(g)		53,136

TOTAL LIMITED LIABILITY PARTNERSHIP (Cost $0)		53,136

SHORT-TERM INVESTMENTS - 10.3%

Money Market Fund - 10.3%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.92% (k)	100,911,401	100,911,401
First American Government Obligations Fund - Class Z - 0.90% (k)	103,433,624	103,433,624
First American Treasury Obligations Fund - Class Z - 0.92% (k)	103,433,624	103,433,624
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.92% (k)	103,415,654	103,415,654

	SHARES	FAIR VALUE
Money Market Fund - 10.3% (continued)
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.94% (k)	103,415,655	$103,415,655

TOTAL SHORT-TERM INVESTMENTS (Cost $514,609,958)		514,609,958

TOTAL INVESTMENTS (Cost $5,651,367,005) - 106.3%		5,333,180,580

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.3)%		(315,644,557)

TOTAL NET ASSETS - 100.0%		$5,017,536,023

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)	Foreign issued security. Total foreign securities by country of domicile are $4,814,982,504. Foreign exposure is as follows: Bermuda: 92.0%, Cayman Islands: 2.5%, Ireland: 1.3%, Supranational 0.2%.
(c)	Variable rate security. Reference rates as of October 31, 2017 are as follows: T-BILL 3MO 1.13%, 3 Month EURIBOR -0.33%, 6 Month LIBOR 1.58%, and 3 Month LIBOR 1.38%. Actual reference rates may vary based on the reset date of the security.
(d)	Security is restricted as to resale.
(e)	Zero-coupon bond. The rate shown is the yield to maturity.
(f)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $3,638,443,131, which represents 72.5% of net assets.
(g)	Value is determined using significant unobservable inputs.
(h)	Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $769,844,082, which represents 15.3% of net assets.
(i)	All or a portion of the security is pledged as collateral for excess mortality swap.
(j)	Non-income producing security.
(k)	Rate shown is the 7-day effective yield.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION
FUTURES CONTRACTS SOLD
Australian Dollar, December 2017 Settlement	29	$2,219,080	$105,561
Euro Fx, December 2017 Settlement	247	36,065,087	950,805
Swiss Franc, December 2017 Settlement	81	10,176,638	475,684
U.S. Treasury 5-Year Note, December 2017 Settlement	13	1,523,438	13,794

TOTAL FUTURES CONTRACTS SOLD		$49,984,243	$1,545,844

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

Open Excess Mortality Swaps

COUNTERPARTY	REFERENCE ENTITY	BUY/SELL PROTECTION	FINANCING RATE	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	MAXIMUM POTENTIAL FUTURE PAYMENT	UPFRONT PREMIUM PAID	UNREALIZED APPRECIATION
EXCESS MORTALITY SWAP CONTRACTS
Hannover Re (a)	Custom Mortality Index	Sell	1.00%	Jan 15 2021	Quarterly	$100,000,000	$100,000,000	$—	$47,222

TOTAL EXCESS MORTALITY SWAP CONTRACTS									$47,222

(a)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. Value determined using significant unobservable inputs.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Assets and Liabilities	October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
ASSETS:
Investments, at fair value(1)	$5,333,180,580
Interest receivable	5,333,302
Receivable for fund shares sold	2,167,258
Foreign currencies, at value(2)	7,126,604
Unrealized appreciation on swap contracts	47,222
Collateral held for LLP	5,585,731
Collateral held at broker for futures	789,800
Other assets	406,673
Total assets	5,354,637,170
LIABILITIES:
Payable for investment securities purchased	326,676,000
Payable to Adviser	8,408,681
Payable for Chief Compliance Officer compensation	4,876
Payable to Trustees	71,802
Accrued service fees	420,434
Payable to Custodian	51,993
Other accrued expenses	1,467,361
Total liabilities	337,101,147
Total net assets	$5,017,536,023

NET ASSETS CONSIST OF:
Capital stock	$5,466,353,149
Accumulated net investment loss	(135,199,331)
Accumulated net realized gain	3,213,876
Unrealized appreciation (depreciation) on:
Investments	(321,446,116)
Foreign currency translation	3,021,379
Futures contracts	1,545,844
Swap contracts	47,222
Total net assets	$5,017,536,023

Net assets	$5,017,536,023
Shares outstanding	546,509,999
Net asset value, offering and redemption price per share	$9.18

(1) Cost of Investments	$5,651,367,005
(2) Cost of foreign currencies	6,727,833

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Operations	For the Year Ended October 31, 2017

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
INVESTMENT INCOME:
Dividend income	$198,442,877
Interest income	75,967,946
Total investment income	274,410,823
EXPENSES
Advisory fees (See Note 4)	89,458,983
Service fees	4,472,949
Fund accounting and administration fees	2,606,477
Legal fees	1,537,167
Transfer agency fees and expenses	390,000
Federal and state registration fees	380,398
Interest expense	263,472
Custody fees	226,661
Trustees fees and expenses	283,602
Audit and tax related fees	138,578
Chief Compliance Officer compensation	48,766
Other expenses	1,377,547
Total expenses	101,184,600
Net investment income	173,226,223
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,340,112
Foreign currency translation	195,194
Futures contracts	(1,324,275)
Swap contracts	1,013,889
Written options	950,000
Net change in unrealized appreciation (depreciation) on:
Investments	(646,847,182)
Foreign currency translation	4,565,046
Futures contracts	786,154
Swap contracts	—
Written options	(804,192)
Net realized and unrealized loss	(624,125,254)
Net decrease in net assets resulting from operations	$(450,899,031)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
OPERATIONS:
Net investment income	$173,226,223	$71,620,930
Net realized gain (loss) on:
Investments	17,340,112	5,630,077
Foreign currency translation	195,194	(5,549,866)
Futures contracts	(1,324,275)	(1,307,913)
Swap contracts	1,013,889	547,222
Written options	950,000	(2,187,799)
Net change in unrealized appreciation (depreciation) on:
Investments	(646,847,182)	151,411,704
Foreign currency translation	4,565,046	7,934,720
Futures contracts	786,154	1,519,702
Swap contracts	—	47,222
Written options	(804,192)	804,192
Net increase (decrease) in net assets resulting from operations	(450,899,031)	230,470,191

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(195,862,322)	(180,926,051)
Total distributions	(195,862,322)	(180,926,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,547,215,566	1,318,837,857
Proceeds from shares issued to holders in reinvestment of dividends	163,218,425	158,207,270
Cost of shares redeemed	(541,711,926)	(372,197,939)
Net increase in net assets from capital share transactions	2,168,722,065	1,104,847,188
Total increase in net assets	1,521,960,712	1,154,391,328

NET ASSETS:
Beginning of year	3,495,575,311	2,341,183,983
End of year	$5,017,536,023	$3,495,575,311

Accumulated net investment loss	$(135,199,331)	$(130,481,599)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Cash Flows

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
FOR THE YEAR ENDED OCTOBER 31, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(450,899,031)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized loss:	624,697,262
Amortization and accretion of premium & discount	(4,410,298)
Changes in assets and liabilities:
Foreign currencies	(4,303,689)
Collateral held at broker	1,663,439
Collateral held at broker for LLPs	(5,585,731)
Collateral held at broker for futures	(789,800)
Interest receivable	(2,735,450)
Dividends receivable	15,574
Payable to Adviser	2,539,960
Payable to Custodian	1,307
Payable for investment securities purchased	326,676,000
Payable to Trustees	5,279
Accrued service fees	(227,016)
Written option contracts	(145,808)
Payable for Chief Compliance Officer compensation	3,486
Other accrued expenses	816,096
Other assets	(327,443)
Purchases of investments	(3,217,813,452)
Proceeds from sale of investments	1,223,484,728
Net purchases and sales of short-term investments	(463,788,733)
Net cash used in operating activities	(1,971,123,320)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	2,545,479,143
Payment on shares redeemed	(541,711,926)
Cash distributions to shareholders	(32,643,897)
Loan withdrawals	222,000,000
Loan paydowns	(222,000,000)
Net cash provided by financing activities	1,971,123,320
Net increase in cash	—
Cash, beginning of year	—
Cash, end of year	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$163,218,425
Cash paid for interest on loans outstanding	$263,472

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	PERIOD ENDED OCTOBER 31, 2014(1)
Per Share Data:
Net asset value, beginning of period	$10.71	$10.77	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	0.39	0.24	0.34	(0.13)
Net realized and unrealized gains (loss)	(1.30)	0.55	0.51	0.97

Total from investment operations	(0.91)	0.79	0.85	0.84

Less distributions to shareholders
Dividends from net investment income	(0.62)	(0.85)	(0.92)	—

Total distributions	(0.62)	(0.85)	(0.92)	—

Net asset value, end of period	$9.18	$10.71	$10.77	$10.84

Total return(3)	(9.00)%	7.83%	8.33%	8.40	%(4)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$5,017,536	$3,495,575	$2,341,184	$1,002,338
Ratio of expenses to average net assets	2.26%	2.26%	2.29%	2.43	%(5)
Ratio of net investment income (loss) to average net assets	3.87%	2.34%	3.29%	(1.42	)%(5)
Portfolio turnover rate	28.91%	28.57%	14.04%	0.56	%(4)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered non-diversified closed-end management investment company issuing shares. As of October 31, 2017, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.10% shareholder service fee, no 12b-1 fees and does not charge a redemption fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, preference shares, participation notes or private fund units issued in connection with quota shares (“Quota Share Notes”), preference shares, participation notes or private fund units issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares, participation notes or private fund units issued in connection with industry loss warranties (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd and Point Dume Holdings Ltd (each a “Subsidiary”), each a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. Each Subsidiary acts as an investment vehicle in order to invest in derivative or insurance-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2017 the Subsidiaries’ net assets were $15,682,281, which represented 0.3% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services—Investment Companies.

Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of October 31, 2017, the Fund has adopted the new rules, forms and amendments.

(a) Investment Valuation and Fair Value Measurement The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

With respect to pricing of certain reinsurance-related event-linked or similar restricted securities (including participation notes, preference shares and private fund units) for which at least one independent market-maker or two independent brokers regularly provide firm bids, the Fund will utilize an independent data delivery vendor to aggregate and provide an average bid price, if applicable, and the independent data delivery vendor will provide this pricing data to the Fund’s administrator. If the independent data delivery vendor cannot obtain independent firm bids for such securities, but there is an independent market maker or two independent brokers who will supply firm bids for such securities, then the Adviser may supply the Fund’s administrator with a contact from whom to obtain such bids, and the Fund’s administrator will contact such independent brokers, and use the bid or average bid, as applicable, as the value of the security. If, with respect to such securities, such independent firm bids are not available, but at least one independent firm or indicative bid is available, then the Adviser Valuation Committee may use that bid (or the average of those bids if more than one) as the value of the security if the Adviser Valuation Committee determines that such value is reasonable; the Adviser Valuation Committee may consider internal and/or independent external models in making that determination.

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than reinsurance-related securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers, insurance companies, reinsurance companies or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2017:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Australia	$—	$—	$32,015	$32,015
China	—	—	2,930,851	2,930,851
Global	—	236,302,775	108,185,355	344,488,130
Japan	—	18,313,118	—	18,313,118
United States	—	370,396,462	7,865,855	378,262,317
Total Event-Linked Bonds	—	625,012,355	119,014,076	744,026,431
Participation Notes(1)	—	—	405,060,652	405,060,652
Preference Shares
Global	—	325,000,000	2,985,038,747	3,310,038,747
United States	—	—	149,398,966	149,398,966
Total Preference Shares	—	325,000,000	3,134,437,713	3,459,437,713
Private Fund Units(1)	—	—	209,992,690	209,992,690
Limited Liability Partnership(1)	—	—	53,136	53,136
Money Market Funds	514,609,958	—	—	514,609,958

Total Assets	$514,609,958	$950,012,355	$3,868,558,267	$5,333,180,580
Other Financial Instruments*
Unrealized appreciation on futures contracts	$1,545,844	$—	$—	$1,545,844
Unrealized appreciation on swap contracts	—	—	47,222	47,222

Total	$1,545,844	$—	$47,222	$1,593,066

*	Other financial instruments are derivatives, such as futures and swap contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below	is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2017:

	EVENT-LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	LIMITED LIABILITY PARTNERSHIP	WRITTEN OPTIONS	SWAP CONTRACTS
Beginning Balance—November 1, 2016	$55,804,068	$334,425,980	$2,544,130,229	$104,605,816	$—	$(145,808)	$47,222
Acquisitions	112,539,934	406,910,623	1,589,404,657	212,502,735	—	—	—
Dispositions	(7,657,915)	(265,267,323)	(264,019,547)	(85,693,557)	—	—	—
Realized gains	—	2,346,579	7,827,809	9,530,514	—	950,000	—
Return of capital	(26,626,904)	(34,860,000)	(272,720,031)	(2,921,000)	—	—	—
Change in unrealized appreciation/ (depreciation)	(15,045,107)	(38,495,207)	(470,185,404)	(28,031,818)	53,136	(804,192)	—
Transfers in/(out) of Level 3	—	—	—	—	—	—	—
Ending Balance—October 31, 2017	$119,014,076	$405,060,652	$3,134,437,713	$209,992,690	$53,136	$—	$47,222

As of October 31, 2017, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $(12,425,120) for Event-Linked Bonds, $(27,890,653) for Participation Notes, $(460,425,533) for Preference Shares, $(28,031,819) for Private Fund Units, $53,136 for Limited Liability Partnerships, and $0 for Swap Contracts.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes, preference shares, and private fund units are monitored daily for significant events that could affect the value of the instruments.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2017.

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/2017	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Event-Linked Bonds	Financial Services	$ 85,964,273	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.00MM-$4.23MM $0.00MM-$7.92MM	$1.74MM $3.28MM

Participation Notes	Financial Services	$ 274,705,201	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.00MM-$16.93MM $0.02MM-$23.47MM	$4.19MM $6.24MM

Preference Shares	Financial Services	$2,742,727,831	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.00MM-$27.58MM $0.00MM-$66.39MM	$5.95MM $9.59MM

Private Fund Units	Financial Services	$ 209,992,690	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.00MM-$4.09MM $0.00MM-$14.13MM	$1.59MM $4.58MM

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were fair valued by the Adviser Valuation Committee or priced using an indicative bid and have a value equal to $33,049,803 for Event-Linked Bonds, $130,355,451 for Participation Notes, $391,709,882 for Preference Shares, $53,136 for Limited Liability Partnership and $47,222 for Swap Contracts.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2017. The use of derivatives included options, futures and swap contracts.

Futures Contracts — The Fund may purchase and sell futures contracts and has held futures contracts during the year ended October 31, 2017. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2017, was $1,765,432 for long contracts and $53,109,036 for short contracts.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund wrote call or put options during the year ended October 31, 2017. The Fund writes put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market value of written options for the year ended October 31, 2017, was $19,645.

Excess Mortality Swaps — The Fund entered into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended, October 31, 2017 the average notional amount of excess mortality swaps was $100,000,000 for contracts in which the Fund sold protection and is collateralized by event-linked bonds.

The table below reflects the values of derivative assets as reflected in the Statement of Assets and Liabilities.

	ASSET DERIVATIVES
	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Foreign exchange contracts	Net assets—Unrealized appreciation*	$1,532,050
Interest rate contracts	Net assets—Unrealized appreciation*	13,794

Swaps
Excess mortality contracts	Unrealized appreciation on swap contracts**	47,222

Total		$1,593,066

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2017.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL
Foreign exchange contracts	$(1,363,546)	$—	$—	$(1,363,546)
Interest rate contracts	39,271	—	—	39,271
Excess mortality contracts	—	—	1,013,889	1,013,889
Weather contracts	—	950,000	—	950,000

	$(1,324,275)	$950,000	$1,013,889	$639,614

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
Foreign exchange contracts	$782,470	$—	$782,470
Interest rate contracts	3,684	—	3,684
Weather contracts	—	(804,192)	(804,192)

	$786,154	$(804,192)	$(18,038)

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

(b) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2017, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund isolates that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains (losses) on foreign currency translation and change in unrealized appreciation (depreciation) on foreign currency related items on the Fund’s Consolidated Statement of Operations.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist partially of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

(l) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(m) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2017, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$17,918,367	$(11,250,225)	$(6,668,142)

These differences primarily relate to foreign currency gain/(loss), investments in passive foreign investment companies (“PFICs”), income from Subsidiary, and net operating losses.

As of October 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$5,798,972,308
Unrealized appreciation	139,745,652
Unrealized depreciation	(598,041,626)
Net unrealized depreciation	(458,295,974)
Undistributed ordinary income	—
Undistributed long-term gains/(capital loss carryover)	4,558,491
Total distributable earnings	4,558,491
Other temporary differences	4,920,357
Total accumulated losses	$(448,817,126)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to mark-to-market adjustments on PFICs, investment in Subsidiary and difference in amortization of interest income between book and tax.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$195,862,322	$—	$—	$195,862,322

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$180,926,051	$—	$—	$180,926,051

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2017 or for any other tax years which are open for exam. As of October 31, 2017 open tax years include the periods ended October 31, 2015, 2016 and 2017. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at the annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. Prior to August 14, 2017, Quasar Distributors, LLC served as the Fund’s distributor.

5. Services Agreement

Pursuant to a services agreement (the “Services Agreement”), the Fund pays Stone Ridge Asset Management LLC (the “Servicing Agent”), quarterly in arrears, an investor services fee computed at an annual rate of 0.10% of the average daily net assets of the Fund, computed on a daily basis. The Servicing Agent appoints broker-dealer firms and other service firms to provide services including investor services and administrative assistance for persons who are investors in the Fund.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2017, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $3,217,813,452 and $1,223,484,728, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2017.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Shares sold	255,680,754	129,454,793
Shares issued to holders in reinvestment of dividends	16,112,381	15,679,611
Shares redeemed	(51,755,906)	(36,020,877)
Net increase in shares	220,037,229	109,113,527
Shares outstanding:
Beginning of year	326,472,770	217,359,243
End of year	546,509,999	326,472,770

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 11, 2016	16,337,234	15,911,572
February 10, 2017	21,094,066	15,132,830
May 12, 2017	21,894,377	8,951,504
August 11, 2017	23,586,037	8,099,530

9. Line of Credit

As of October 31, 2017, the Fund together with other funds in the Stone Ridge family of funds, has an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Line is not secured by the Fund’s assets and has a maximum withdrawal capacity of the lesser of 10% of the net market value of the unencumbered assets of the Fund or $250,000,000 (the “Maximum Line”) less any loans outstanding with other funds in the Stone Ridge family of funds. From December 8, 2016 through March 1, 2017 and from June 1, 2017 through September 1, 2017, the Maximum Line was temporarily increased to $350,000,000. The Line has a one-year term which runs through November 17, 2017 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2017, the Fund’s maximum borrowing was $222,000,000 and average borrowing was $10,394,521. This borrowing resulted in interest expenses of $263,472 at a weighted average interest rate of 2.50%. These amounts are included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2017 the Fund did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. Other than the event discussed below, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Effective November 2, 2017, the Line’s term was extended to January 31, 2018 and the Maximum Line was increased to the lesser of 10% of the net market value of the unencumbered assets of the Fund or $350,000,000 less any borrowings made by Stone Ridge All Asset Variance Risk Premium Fund.

Stone Ridge Funds	Annual Report	October 31, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust II

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the sole series constituting Stone Ridge Trust II) (the Fund), including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statements of operations and cash flows for the year ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Stone Ridge Reinsurance Risk Premium Interval Fund (the sole series constituting Stone Ridge Trust II) at October 31, 2017, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 29, 2017

Stone Ridge Funds	Annual Report	October 31, 2017

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2017	ENDING ACCOUNT VALUE OCTOBER 31, 2017	EXPENSES PAID DURING PERIOD* MAY 1, 2017 – OCTOBER 31, 2017
Actual	$1,000.00	$886.10	$10.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.81	$11.47

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At an in-person meeting held on October 30, 2017, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month and 1 year periods ended September 30, 2017 as well as for the period ended September 30, 2017 since the Fund’s inception on December 9, 2013. The Board also considered the performance information for other interval funds listed on EDGAR with greater than $25 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Agreement.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement and the expense ratio for the Fund, and also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with

Stone Ridge Funds	Annual Report	October 31, 2017

the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted the Adviser’s view that, given the unique nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH AND ADDRESS)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)(5)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Self-employed since 2011; Principal, TPG Capital, L.P (private equity firm), until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	17	None.

Daniel Charney (1970)	Trustee	since 2013	Head of Equities, Cowen Group (financial services firm), since 2012; Jefferies & Co. (investment bank) until 2011	17	None.

Interested Trustee
NAME (YEAR OF BIRTH AND ADDRESS)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)(5)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(6) (1969)	Trustee, Chairman	since 2013	Founder, Chief Executive Officer and President of Stone Ridge Asset Management LLC since 2012; Investment Committee and Co-Head of Portfolio Managers Committee; Magnetar Capital (investment advisory firm) until 2012	17	None.

(1)	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	Fund complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	On December 21, 2017 and December 22, respectively, the Emerging Markets Variance Risk Premium Fund and the International Variance Risk Premium Master Fund, each a series of Stone Ridge Trust, were liquidated.
(6)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary and Chief Legal Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2013	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

Robert Gutmann (1982)	Vice President	since 2013	Head of Product Development & Execution of the Adviser, since 2012; prior to that Head of Delta- One Synthetic Solutions Group at RBC Capital Markets.

Yan Zhao (1985)	Assistant Secretary	since 2013	Head of Reinsurance of the Adviser, since 2012; prior to that Consultant at Boston Consulting Group (consulting firm).

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2017 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) was as follows (unaudited):

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was as follows (unaudited):

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2016. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be made available in February on the Fund’s website, www.stoneridgefunds.com. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website, www.sec.gov and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2017

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway Street

Suite 1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$173,583	$119,833
Audit-Related Fees	$0	$0
Tax Fees	$26,500	$27,000
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

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	FYE 10/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$26,500	$27,000
Registrant’s Investment Adviser	$432,989	$96,392

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Governing Standards

Stone Ridge Asset Management LLC (the “Adviser”) has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their

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proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser

1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the Adviser; and 3) all current employees.

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will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 8, 2018

Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers other than Mr. Robbins has been with the Fund since inception. Mr. Robbins has been with the Fund since May 2015. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Robert Gutmann. Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-founder of Stone Ridge. Prior to joining Stone Ridge in 2012, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets from 2010 to 2012. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his BA in Mathematics and Music from Columbia University.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Robbins, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Previously, he was at Barclays Capital/Lehman Brothers from 2006 to 2010, where he was a Vice President. In that role, he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charter holder.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Ms. Zhao. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge in 2012, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital from 2008 to 2012. Previously, he was the Global Co-Head of Equities at Jefferies and the Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2012, Ms. Zhao was a senior management consultant at the Boston Consulting Group from 2011 to 2012. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

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(a)(2)

Information is provided as of October 31, 2017

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)(2)	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	17	$13,243	0	$0	0	$0
Alexander Nyren	3	$6,115	0	$0	0	$0
Benjamin Robbins	3	$6,115	0	$0	0	$0
Ross Stevens	17	$13,243	0	$0	0	$0
Yan Zhao	3	$6,115	0	$0	0	$0

(1) Includes the Fund.

(2) Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, both series of Stone Ridge Trust that were managed by Mr. Gutmann and Mr. Stevens, liquidated as of December 21, 2017, and December 22, 2017, respectively.

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the

6

Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts. Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account

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will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issues of reinsurance-related securities may be invested by that issuer in strategies managed by the Adviser, and the Adviser may earn a management fee in connection with managing those strategies. To the extent that the Adviser knows that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser, this creates an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

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Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

(a)(3)

Information is provided as of October 31, 2017

As of October 31, 2017, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2017, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Robert Gutmann	$10,001 - $50,000
Alexander Nyren	$100,001 - $500,000
Benjamin Robbins	$10,001 - $50,000
Ross Stevens(1)	Over $1,000,000
Yan Zhao	$100,001 - $500,000

(1) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust II

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/18

By (Signature and Title)* /s/ Patrick Kelly
Patrick Kelly, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 1/8/18

* Print the name and title of each signing officer under his or her signature.

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